EARNINGS PER SHARES (Tables)	12 Months Ended
Dec. 31, 2019
EARNINGS PER SHARES
Schedule of the Computation of Basic and Diluted Earnings Per Share

	December 31,
	2019	2018	2017

Net income attribute to the Company	$11,089,170	$10,379,453	$5,345,311

Weighted average ordinary shares outstanding - basic and diluted	19,791,110	19,791,110	19,791,110

Basic and diluted earnings per share	$0.56	$0.52	$0.27